UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 2, 2007
North Pointe Holdings Corporation
(Exact name of registrant as specified in its charter)

Michigan	00051530	383615047

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28819 Franklin Road, Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 248-358-1171
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 9, 2007, North Pointe Holdings Corporation (the “Company”) filed a Current Report on Form 8-K containing financial information related to the Company’s purchase of all the outstanding shares of capital stock of certain privately-owned companies, pursuant to a Stock Purchase Agreement dated May 11, 2007 and Amendment No. 1 to the Stock Purchase Agreement dated July 2, 2007, consisting of Capital City Holding Company, Inc., a stock property and casualty insurance holding company, and related companies as further stated in such Current Report. This Amendment No. 1 is filed to provide financial information for Capital City Holding Company, Inc. and pro forma financial information for North Pointe Holdings Corporation reflecting its acquisition of Capital City Holding Company, Inc. and related companies.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements
The following financial statements required by Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.2 and 99.3, respectively.
CAPITAL CITY HOLDING COMPANY, INC. and Certain Commonly Controlled Affiliated Entities
Financial Statements for the Six Months Ended June 30, 2007 (Unaudited) (Exhibit 99.2)
Combined Balance Sheet — June 30, 2007 (Unaudited)
Combined Statement of Operations — Six Months Ended June 30, 2007 and 2006 (Unaudited)
Combined Statement of Cash Flows — Six Months Ended June 30, 2007 and 2006 (Unaudited)
Notes to Combined Financial Statements (Unaudited)
Financial Statements for the Years Ended December 31, 2004, 2005 and 2006 (Exhibit 99.3)
Report of Independent Registered Public Accounting Firm
Combined Balance Sheets — December 31, 2005 and 2006
Combined Statement of Operations — Years Ended December 31, 2004, 2005 and 2006
Combined Statement of Cash Flows — Years Ended December 31, 2004, 2005 and 2006
Combined Statement of Shareholder’s Equity — Years Ended December 31, 2004, 2005 and 2006
Notes to Combined Financial Statements
(b) Pro Forma Financial Information
The following unaudited condensed consolidated pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.4.
NORTH POINTE HOLDINGS CORPORATION
Unaudited Pro Forma Condensed Consolidated Financial Information (Exhibit 99.4)
Unaudited Pro Forma Condensed Consolidated Balance Sheet — June 30, 2007
Unaudited Pro Forma Condensed Consolidated Statement of Operations — Six Months Ended June 30, 2007
Unaudited Pro Forma Condensed Consolidated Statement of Operations — Year End December 31, 2006
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(c) None.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North Pointe Holdings Corporation
September 14, 2007	By:	/s/ Brian J. Roney
		Name:	Brian J. Roney
		Title:	Chief Financial Officer